DIREXION SHARES ETF TRUST
DIREXION DAILY SEMICONDUCTOR BULL 3X SHARES (SOXL)
DIREXION DAILY SEMICONDUCTOR BEAR 3X SHARES (SOXS)

Supplement dated June 21, 2021 to the
Summary Prospectuses, Prospectus, and Statement of Additional Information (“SAI”)
dated February 28, 2021, as last supplemented

The Board of Trustees of the Direxion Shares ETF Trust (“Trust”) has approved changes to the investment objective, investment strategy and underlying index of the Direxion Daily Semiconductor Bull 3X Shares and Direxion Daily Semiconductor Bear 3X Shares (each a “Fund” and collectively, the “Funds”).
On or about August 25, 2021, each Fund’s underlying index will change as shown in the table below and all references to each Fund’s current index in each Fund’s respective Summary Prospectus, Prospectus, and SAI will be replaced with the respective new index:
Fund Name	Current Index	New Index
Direxion Daily Semiconductor Bull 3X Shares	PHLX Semiconductor Sector Index	ICE Semiconductor Index
Direxion Daily Semiconductor Bear 3X Shares	PHLX Semiconductor Sector Index	ICE Semiconductor Index
To the extent that the Funds do not implement the index changes at the same time as the index composition changes, the Funds may incur tracking error.
On or about August 25, 2021, the description of each Fund’s current index in each Fund’s Summary Prospectus, Prospectus, and SAI will be replaced with the following description of the new index:
New Index Description
ICE Semiconductor Index
The ICE Semiconductor Index is a rules-based, modified float-adjusted market capitalization-weighted index that tracks the performance of the thirty largest U.S. listed semiconductor companies. Semiconductor companies are defined as those classified within the Semiconductors Industry of the ICE Uniform Sector Classification schema. This includes companies that either manufacture materials that have electrical conductivity (semiconductors) to be used in electronic applications or utilize LED and OLED technology. This also includes companies that provide services or equipment associated with semiconductors such as packaging and testing. The Index is rebalanced quarterly and reconstituted annually.
As of June 1, 2021, the Index was comprised of 30 constituents which had an average total market capitalization of $98 billion, total market capitalizations ranging from $10.1 billion to $561.1 billion and were concentrated in the semiconductor industry.
In addition, on page 3 of each Fund’s Summary Prospectus and on pages 283 and 291 of the statutory Prospectus, the paragraph immediately following the table under “Principal Investment Risks - Effects of Compounding and Market Volatility Risk” is replaced with the following:
The Index’s annualized historical volatility rate for the period from April 13, 2021 (the inception date of the Index) to May 28, 2021 was 30.84%. The Index’s annualized performance for the period from April 13, 2021 (the inception date of the Index) to May 28, 2021 was -12.64%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
In addition, the following disclosure is added to the end of each Summary Prospectus and to each Fund’s summary section in the Prospectus:
Index Information
Interactive Data Pricing and Reference Data, LLC. Neither Rafferty nor the Fund is sponsored, endorsed, sold or promoted by Interactive Data Pricing and Reference Data, LLC or its affiliates (“Vendor”). Vendor makes no representation or warranty regarding the advisability of investing in securities generally, in the Fund particularly, or the ability of the ICE Semiconductor Index to track general financial market performance.
VENDOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE ICE INDEX OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL VENDOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
On page 376 of the statutory Prospectus, in the section titled “Additional Information Regarding Investment Techniques and Policies - Market Volatility,” the table titled “Table 2 – Historic Volatility of each Fund’s Benchmark Index” is revised as follows to include the new index’s annualized volatility rate:

Index	Volatility Rate
ICE Semiconductor Index (Commenced Operations April 13, 2021)	30.84%
Beginning on page 411 of the statutory Prospectus, in the section titled “Index Licensors,” the description of the Source ICE Data Indices, LLC (“ICE Data”) is deleted in its entirety and replaced with the following:
Source ICE Data Indices, LLC (“ICE Data”). ICE Data is used with permission. ICE Semiconductors Index, ICE U.S. Treasury 7-10 Year Bond Index and the ICE U.S. Treasury 20+ Year Bond Index (the “ICE Indexes”) (the “Index/Indices) are a service/trade mark of ICE Data Indices, LLC or its affiliates and has been licensed for use by Rafferty Asset Management, LLC in connection with Direxion Daily Semiconductor Bull 3X Shares, Direxion Daily Semiconductor Bear 3X Shares, Direxion Daily 7-10 Year Treasury Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bear 3X Shares, Direxion Daily 20+ Year Treasury Bull 3X Shares, Direxion Daily 20+ Year Treasury Bear 3X Shares (the “Product”). Neither Rafferty Asset Management, LLC (the “Licensee”), the Direxion Shares ETF Trust (the “Trust”) nor the Product, as applicable, is sponsored, endorsed, sold or promoted by ICE Data Indices, LLC, its affiliates or its Third Party Suppliers (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Product particularly, the Trust or the ability of the Index to track general stock market performance. ICE Data’s only relationship to Rafferty Asset Management, LLC is the licensing of certain trademarks and trade names and the Index or components thereof. The Index is determined, composed and calculated by ICE Data without regard to the Licensee or the Product or its holders. ICE Data has no obligation to take the needs of the Licensee or the holders of the Product into consideration in determining, composing or calculating the Index. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Product to be issued or in the determination or calculation of the equation by which the Product is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of Licensee or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of the Product. ICE Data is not an investment advisor. Inclusion of a security within an index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.
ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.
The description of the PHLX Semiconductor Sector Index beginning on page 412 of the statutory Prospectus is deleted in its entirety.
For more information, please contact the Funds at (833) 547-4417.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI.